Goldman Sachs Funds

MID CAP VALUE FUND

Annual Report August 31, 2000

SPRING BALANCE
3
2
1/2

Long-term capital growth

potential through a diversified

portfolio of equity securities.

Goldman Sachs

GOLDMAN SACHS MID CAP VALUE FUND

Market Overview

Dear Shareholder:

During the period under review the financial markets experienced a dramatic increase in volatility. However, investors who stayed the course were generally rewarded for their disciplined approach, as many sectors of the market generated solid returns.

  Market Review: Increased Volatility and a Dramatic Correction — For the one-year reporting period that ended August 31, 2000, the U.S. stock market, as measured by the S&P 500 Index, appreciated 16.32%. However, this masked the volatile nature of the market. During the first half of the reporting period the markets rose, however the vast majority of the gains were generated by large cap growth and technology-related stocks. Then, in mid-March, the markets abruptly corrected due to continued strong economic growth, inflationary pressures and rising interest rates.

  While a range of stocks were negatively impacted by the correction, technology issues experienced the brunt of the decline. At one point the technology-heavy Nasdaq composite was down 37% from its peak. While the NASDAQ posted a one-year return of 45.93% for the period ended August 31, 2000, this was largely due to the strong performance of technology stocks late in 1999 and in the summer of 2000. However, by the end of the reporting period the NASDAQ was still off 19% from its peak. In contrast, the S&P 500 Index, which also fell during the middle of the period, recovered to the point that it was again nearing its record high by the end of August.

  Indications of Slower Economic Growth — After a series of six short-term interest rate hikes by the Federal Reserve Board (the “Fed”) to slow economic growth, the economy finally began to show signs of moderating during the summer. As such, the Fed left rates unchanged during both its June and August meetings. With the presidential election nearing, it’s now unlikely that the Fed will move to raise rates again before year-end.
  Market Outlook: More Moderate Growth — Looking ahead, we remain cautiously optimistic about the near term prospects for the U.S equity market. Reasonable growth in the U.S., stronger demand growth outside of the U.S. (particularly in Asia), and continued productivity gains would be a combination of factors that would be quite beneficial to equities. However, we do not anticipate the 20-30% gains the stock market has provided over the past several years. As such, we believe it’s important for investors to maintain realistic expectations about their investment returns, and to maintain a long-term focus for their portfolios.

  As always, we appreciate your support and we look forward to serving your investment needs in the years to come.

  Sincerely,

David B. Ford Co-Head, Goldman Sachs Asset Management	David W. Blood Co-Head, Goldman Sachs Asset Management

  September 15, 2000

GOLDMAN SACHS MID CAP VALUE FUND

Fund Basics

as of August 31, 2000

PERFORMANCE REVIEW
August 31, 1999–August 31, 2000	Fund Total Return (without sales charge)[1]	Russell MidCap Value Index[2]	Russell MidCap Index[2]

Class A	8.70%	6.27%	28.84%
Class B	8.01	6.27	28.84
Class C	7.84	6.27	28.84
Institutional	9.08	6.27	28.84
Service	8.48	6.27	28.84

1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

2 The Russell MidCap Value Index, an unmanaged index of common stock prices, replaced the Russell MidCap Index as of 11/30/99 as the Mid Cap Value Fund’s performance benchmark. The Russell MidCap Value Index (with dividends reinvested) includes more value-oriented stocks and, therefore, is expected to be a better benchmark comparison for the Fund’s performance. The Russell MidCap Index is an unmanaged index of common stock prices. Index figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/00	Class A	Class B	Class C	Institutional	Service

One Year	–16.31%	–16.48%	–13.03%	–11.21%	–11.68%
Since Inception	–2.25	–1.99	–0.94	11.41	0.56
	(8/15/97)	(8/15/97)	(8/15/97)	(8/1/95)	(7/18/97)

3 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 8/31/00

Holding	% of Total Net Assets	Line of Business

Old Republic International Corp.	2.4%	Property Insurance
Synopsys, Inc.	2.1	Computer Software
Public Service Co. of New Mexico	2.0	Electrical Utilities
Georgia-Pacific Corp. (Timber Group)	1.9	Forest
Everest Re Group, Ltd.	1.8	Property Insurance
Manor Care, Inc.	1.8	Medical Providers
Northeast Utilities	1.7	Electrical Utilities
Pacific Century Financial Corp.	1.6	Banks
Ambac Financial Group, Inc.	1.6	Property Insurance
Ross Stores, Inc.	1.6	Clothing

The top 10 holdings may not be representative of the Fund’s future investments.

GOLDMAN SACHS MID CAP VALUE FUND

Performance Overview

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Mid Cap Value Fund for the one year period that ended August 31, 2000.

Performance Review

Over the one-year period that ended August 31, 2000, the Fund’s Class A, B, C, Institutional and Service shares generated cumulative total returns, without sales charges, of 8.70%, 8.01%, 7.84%, 9.08%, and 8.48%, respectively. These figures compare favorably to the 6.27% cumulative total return of the Fund’s benchmark, the Russell MidCap Value Index.

This year continues to be a volatile environment for value stocks. Even though mid-cap value stocks posted positive absolute returns, particularly from March through May when the high valuations of many growth companies concerned investors, they still trail their growth counterparts in 2000. For the year-to-date that ended August 31, 2000 the Russell MidCap Value Index appreciated 7.9%, versus a 13.9% return for the Russell MidCap Index.

Portfolio Highlights

During the reporting period, the Fund’s outperformance was largely due to strong stock selection. Our disciplined investment process and intense focus on the critical factors that determine sustainable cash flow provided us with the confidence to invest in well-positioned mid-cap companies during a period that was oftentimes in the midst of unusual market volatility. Our in-depth research, which includes a detailed financial analysis, a thorough assessment of possible risks, as well as visits to management, frequently allowed us to eliminate from consideration inexpensive mid-cap stocks that are fundamentally poorly positioned and are likely to remain that way. By seeking to eliminate suspect investments from the Fund we believe our resulting portfolio was well-positioned to benefit from an earnings recovery.

  Tech Data Corp. — One of the largest distributors of microcomputer hardware and software products, Tech Data was another significant contributor during the period. The firm’s stock price had come under pressure, due to concerns that the Internet would replace traditional methods of distribution. However, our analysis determined that the Internet could actually increase the growth of Tech Data’s distribution business by providing needed fulfillment. As the industry has consolidated, the company has emerged as a dominate distributor, and the market has since recognized the company’s strong fundamentals.
GOLDMAN SACHS MID CAP VALUE FUND

  Old Republic International Corp., Everest Re Group Ltd., Ambac Financial Group, Inc. — The Fund benefited strongly from our individual investments in several property/casualty insurance companies. The past several years have been a difficult environment for this industry, as a flood of excess capital drove prices downward. Our research discovered that in their peer group, Old Republic, Everest Re and Ambac were not only attractively valued, but have some of the strongest balance sheets, cash flows and competitive positioning in the industry. Our investments in these firms were rewarded this year, and we believe all three companies are well-positioned to benefit from gradual improvements in industry pricing conditions.

  Portfolio Outlook

  We continue to believe that the current environment offers tremendous investment opportunity for mid-cap value stocks. Improved absolute returns reflect not only a renewed interest in the extended market but, more importantly, a renaissance of value investing after a lengthy hiatus. In addition, several mid-cap value companies were acquired, which helped to generate interest in the sector. It is not surprising that the Mid Cap Value Fund benefited from several takeovers in its holdings during the year. We believe merger activity should continue to be a positive catalyst for the sector, as their current prices offer large corporate buyers a very favorable return on investment.

  The Fund has also benefited from an enhancement to its portfolio management team. A senior portfolio manager with twenty-eight years experience joined the team as a group head, along with another research analyst. Not only does this allow an increased degree of industry and sector specialization, but it underscores a commitment to provide continued investment excellence.

  As always, we appreciate your investment and look forward to earning your continued confidence in the years to come.

  Goldman Sachs Mid Cap Value Investment Team

  New York

  September 15, 2000

GOLDMAN SACHS MID CAP VALUE FUND

The Goldman Sachs Advantage

Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

Today, the firm’s Investment Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse — and put this expertise to work in their individual portfolios.

What Sets Goldman Sachs Funds Apart?

Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.’s Global Investment Research Department.

In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.

To learn more about the Goldman Sachs Funds, call your investment professional today.

GOLDMAN SACHS MID CAP VALUE FUND

Performance Summary
August 31, 2000

The following graph shows the value as of August 31, 2000, of a $10,000 investment made on August 1, 1995 (commence ment of operations) in the Institutional Class of shares of the Goldman Sachs Mid Cap Value Fund. For comparative purposes, the performance of the Fund’s new benchmark (the Russell MidCap Value Index (with dividends reinvested) as of November 30, 1999, and the Fund’s previous benchmark, the Russell MidCap Index (with dividends reinvested)) with dividends reinvested are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Class B, Class C and Service Shares will vary from the Institutional Class of Shares due to differences in fees and loads.

Mid Cap Value Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested August 1, 1995 to August 31, 2000.

Russell MidCap Index
Russell MidCap Value Index
Institutional Class Shares
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$24,390
$19,952
$18,846
8/1/95
8/96
8/97
8/98
8/99
8/00

Average Annual Total Return through August 31, 2000	Since Inception	Five Years	One Year

Class A (commenced August 15, 1997)
Excluding sales charges	3.09%	n/a	8.70%
Including sales charges	1.19%	n/a	2.73%

Class B (commenced August 15, 1997)
Excluding contingent deferred sales charges	2.42%	n/a	8.01%
Including contingent deferred sales charges	1.40%	n/a	3.01%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	2.41%	n/a	7.84%
Including contingent deferred sales charges	2.41%	n/a	6.84%

Institutional Class (commenced August 1, 1995)	13.26%	13.18%	9.08%

Service Class (commenced July 18, 1997)	3.84%	n/a	8.48%

GOLDMAN SACHS MID CAP VALUE FUND
Statement of Investments
August 31, 2000
Shares	Description	Value

Common Stocks – 91.1%

Airlines – 0.4%
18,800	Delta Air Lines, Inc.	$ 930,600

Apparel – 1.0%
56,300	Nike, Inc. Class B	2,227,369

Banks – 4.4%
25,300	AmSouth Bancorp	461,725
34,700	Comerica, Inc.	1,954,044
264,800	Pacific Century Financial Corp.	3,707,200
84,600	The Colonial BancGroup, Inc.	824,850
88,750	UnionBanCal Corp.	2,202,109
13,100	Wilmington Trust Corp.	659,913

		9,809,841

Chemicals – 3.9%
189,000	IMC Global, Inc.	2,775,938
151,500	Millennium Chemicals, Inc.	2,499,750
65,700	Potash Corp. of Saskatchewan, Inc.	3,490,312

		8,766,000

Clothing – 1.6%
236,400	Ross Stores, Inc.	3,575,550

Computer Hardware – 3.1%
38,600	Diebold, Inc.	1,090,450
231,500	Ingram Micro, Inc.*	3,472,500
46,100	Tech Data Corp.*	2,379,912

		6,942,862

Computer Software – 2.8%
83,800	Mentor Graphics Corp.*	1,581,725
129,442	Synopsys, Inc.*	4,797,444

		6,379,169

Construction – 0.5%
57,800	D.R. Horton, Inc.	1,134,325

Consumer Durables – 1.0%
37,850	Herman Miller, Inc.	1,208,834
49,100	Sherwin-Williams Co.	1,129,300

		2,338,134

Defense/Aerospace – 1.4%
39,500	Northrop Grumman Corp.	3,073,594

Department Store – 0.3%
26,200	Federated Department Stores, Inc.*	723,775

Electrical Equipment – 0.3%
9,000	Eaton Corp.	597,375

Electrical Utilities – 12.7%
91,600	DTE Energy Co.	3,183,100
124,200	Energy East Corp.	2,817,788
103,000	Entergy Corp.	3,135,062
65,000	FPL Group, Inc.	3,469,375
171,500	Northeast Utilities	3,901,625
215,100	Public Service Co. of New Mexico	4,597,762
39,200	Reliant Energy, Inc.	1,455,300

Shares	Description	Value

Common Stocks – (continued)

Electrical Utilities – (continued)
102,100	SCANA Corp.	$ 2,794,988
70,600	Unicom Corp.	3,225,537

		28,580,537

Energy Resources – 3.5%
45,694	Anadarko Petroleum Corp.	3,005,294
58,100	Burlington Resources, Inc.	2,284,056
129,600	Ocean Energy, Inc.*	1,968,300
48,300	Pioneer Natural Resources Co.*	670,163

		7,927,813

Environmental Services – 1.5%
238,400	Republic Services, Inc.*	3,486,600

Equity REIT – 7.0%
28,100	AvalonBay Communities, Inc.	1,255,719
39,900	Boston Properties, Inc.	1,613,456
95,900	Duke-Weeks Realty Corp.	2,277,625
33,100	Equity Residential Properties Trust	1,588,800
55,700	Health Care Property Investors, Inc.	1,465,606
116,000	Public Storage, Inc.	2,827,500
30,100	Spieker Properties, Inc.	1,644,213
200,000	Trizec Hahn Corp.	3,162,500

		15,835,419

Food & Beverage – 2.9%
294,494	Archer-Daniels-Midland Co.	2,595,224
35,495	ConAgra, Inc.	650,004
140,000	Fleming Cos., Inc.	2,161,250
43,100	Nabisco Group Holdings Corp.	1,209,494

		6,615,972

Forest – 3.3%
32,300	Fort James Corp.	1,021,487
146,100	Georgia-Pacific Corp. (Timber Group)	4,282,556
19,600	Georgia-Pacific Group	524,300
65,700	Smurfit-Stone Container Corp.*	862,313
39,900	Sonoco Products Co.	770,569

		7,461,225

Gas Utilities – 1.0%
93,050	LG&E Energy Corp.	2,279,725

Heavy Electrical – 1.0%
97,800	UCAR International, Inc.*	1,332,525
131,600	UNOVA, Inc.*	987,000

		2,319,525

Heavy Machinery – 1.3%
88,700	Deere & Co.	2,921,556

Industrial Parts – 1.1%
72,350	Parker-Hannifin Corp.	2,518,684

Information Services – 1.5%
11,400	Convergys Corp.*	446,025
160,900	Modis Professional Services, Inc.*	1,106,187
56,500	The Dun & Bradstreet Corp.	1,864,500

		3,416,712

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS MID CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)

Media – 2.7%
136,800	A.H. Belo Corp.	$ 2,616,300
65,600	Media General, Inc.	3,378,400

		5,994,700

Medical Providers – 5.0%
45,500	Aetna, Inc.	2,545,156
89,200	Health Management Associates, Inc.*	1,455,075
301,200	Manor Care, Inc.*	4,028,550
106,600	Tenet Healthcare Corp.	3,304,600

		11,333,381

Mining – 1.5%
111,700	Ispat International NV	726,050
28,200	Nucor Corp.	1,036,350
35,800	Phelps Dodge Corp.	1,593,100

		3,355,500

Oil Refining – 1.2%
44,200	Tosco Corp.	1,348,100
41,900	Valero Energy Corp.	1,262,238

		2,610,338

Oil Services – 2.3%
21,500	Cal Dive International, Inc.*	1,236,250
25,000	Coflexip SA ADR	1,485,156
23,000	Diamond Offshore Drilling, Inc.	1,030,688
106,600	Stolt Offshore SA *	1,479,075

		5,231,169

Property Insurance – 9.3%
56,500	Ambac Financial Group, Inc.	3,651,313
101,500	Everest Re Group, Ltd.	4,085,375
33,100	Loews Corp.	2,679,031
33,300	MBIA, Inc.	2,189,475
222,800	Old Republic International Corp.	5,333,275
43,600	XL Capital Ltd.	3,005,675

		20,944,144

Publishing – 0.9%
77,200	R.R. Donnelley & Sons Co.	1,987,900

Railroads – 0.5%
43,500	CSX Corp.	1,038,563

Restaurants – 1.2%
231,450	CBRL Group, Inc.	2,791,866

Security/Asset Management – 1.5%
3,800	Lehman Brothers Holdings, Inc.	551,000
42,765	The Bear Stearns Cos., Inc.	2,867,928

		3,418,928

Semiconductors – 1.6%
89,700	MEMC Electronic Materials, Inc.*	1,614,600
35,700	Siliconix, Inc. *	1,994,737

		3,609,337

Shares	Description	Value

Common Stocks – (continued)

Specialty Retail – 1.3%
20,400	AutoZone, Inc.*	$ 459,000
24,800	Avnet, Inc.	1,484,900
49,700	Toys “R” Us, Inc.*	903,919

		2,847,819

Telephone – 0.2%
19,700	CenturyTel, Inc.	561,401

Thrifts – 2.4%
87,900	GreenPoint Financial Corp.	2,296,387
359,300	Sovereign Bancorp, Inc.	3,054,050

		5,350,437

Tobacco – 1.4%
35,166	R.J. Reynolds Tobacco Holdings, Inc.	1,261,580
92,500	UST, Inc.	2,000,313

		3,261,893

Truck Freight – 0.6%
54,200	CNF Transportation, Inc.	1,327,900

TOTAL COMMON STOCKS
(Cost $192,696,287)		$ 205,527,638

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 8.4%

Joint Repurchase Agreement Account II ∧
$18,900,000	6.66%	09/01/2000	$ 18,900,000

TOTAL REPURCHASE AGREEMENT
(Cost $18,900,000)			$ 18,900,000

TOTAL INVESTMENTS
(Cost $211,596,287)			$ 224,427,638

*	Non-income producing security.
∧	Joint repurchase agreement was entered into on August 31, 2000.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS MID CAP VALUE FUND

Statement of Assets and Liabilities
August 31, 2000
Assets:

Investment in securities, at value (identified cost $211,596,287)	$224,427,638
Cash	19,329
Receivables:
Investment securities sold	1,741,221
Dividends and interest	480,586
Fund shares sold	208,499
Reimbursement from investment adviser	38,632
Other assets	2,569

Total assets	226,918,474

Liabilities:

Payables:
Fund shares repurchased	594,097
Investment securities purchased	561,401
Amounts owed to affiliates	187,527
Accrued expenses and other liabilities	35,675

Total liabilities	1,378,700

Net Assets:

Paid-in capital	232,617,463
Accumulated undistributed net investment income	2,001,174
Accumulated net realized loss from investment, options and foreign currency related transactions	(21,910,214)
Net unrealized gain on investments	12,831,351

NET ASSETS	$225,539,774

Net asset value, offering and redemption price per share: (a)
Class A	$19.88
Class B	$19.69
Class C	$19.67
Institutional	$19.86
Service	$19.73

Shares outstanding:
Class A	1,968,707
Class B	1,131,753
Class C	290,769
Institutional	7,965,367
Service	10,448

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	11,367,044

(a)
Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $21.04. At redemption, Class B and Class C Shares may be subject to a deferred contingent sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS MID CAP VALUE FUND
Statement of Operations
For the Year Ended August 31, 2000

Investment income:

Dividends (a)	$ 4,843,040
Interest	520,165

Total income	5,363,205

Expenses:

Management fees	1,673,380
Distribution and Service fees (b)	397,161
Transfer Agent fees (c)	193,393
Registration fees	85,833
Custodian fees	75,164
Professional fees	66,992
Amortization of deferred organization expenses	15,801
Trustee fees	8,729
Other	99,802

Total expenses	2,616,255

Less — expense reductions	(119,374)

Net expenses	2,496,881

NET INVESTMENT INCOME	2,866,324

Realized and unrealized gain (loss) on investment transactions:

Net realized loss from investment transactions	(16,933,957)
Net change in unrealized gain on investments	27,143,384

Net realized and unrealized gain on investment transactions	10,209,427

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,075,751

(a)	Foreign taxes withheld on dividends were $40,254.
(b)	Class A, Class B and Class C had Distribution and Service fees of $99,049, $234,374 and $63,738, respectively.
(c)	Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $75,277, $44,531, $12,110, $61,403 and $72, respectively.
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS MID CAP VALUE FUND

Statements of Changes in Net Assets
	For the Year Ended August 31, 2000	For the Seven Months Ended August 31, 1999	For the Year Ended January 31, 1999

From operations:

Net investment income	$ 2,866,324	$ 980,264	$ 2,221,134
Net realized gain (loss) from investment, options and foreign currency related transactions	(16,933,957)	13,695,867	6,435,290
Net change in unrealized gain (loss) on investments and translation of assets and liabilities denominated in foreign currencies	27,143,384	11,157,599	(58,648,058)

Net increase (decrease) in net assets resulting from operations	13,075,751	25,833,730	(49,991,634)

Distributions to shareholders:

From net investment income
Class A Shares	(279,844)	—	(280,574)
Class B Shares	—	—	(3,078)
Class C Shares	—	—	(9,612)
Institutional Shares	(1,995,272)	—	(2,055,325)
Service Shares	(1,120)	—	(2,638)
In excess of net investment income
Class A Shares	—	—	(6,261)
Class B Shares	—	—	(69)
Class C Shares	—	—	(214)
Institutional Shares	—	—	(45,868)
Service Shares	—	—	(59)
From net realized gain on investment and options transactions
Class A Shares	—	(4,331,730)	(3,498,210)
Class B Shares	—	(2,778,438)	(1,854,834)
Class C Shares	—	(868,578)	(536,322)
Institutional Shares	—	(16,406,543)	(9,058,413)
Service Shares	—	(16,471)	(14,028)

Total distributions to shareholders	(2,276,236)	(24,401,760)	(17,365,505)

From share transactions:

Proceeds from sales of shares	29,205,968	40,482,737	203,854,529
Reinvestment of dividends and distributions	2,225,142	23,418,266	16,585,994
Cost of shares repurchased	(98,141,541)	(99,881,814)	(199,307,468)

Net increase (decrease) in net assets resulting from share transactions	(66,710,431)	(35,980,811)	21,133,055

TOTAL DECREASE	(55,910,916)	(34,548,841)	(46,224,084)

Net assets:

Beginning of period	281,450,690	315,999,531	362,223,615

End of period	$225,539,774	$281,450,690	$315,999,531

Accumulated undistributed (distributions in excess of) net investment income	$ 2,001,174	$ 1,394,240	$ (31,716)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Notes to Financial Statements
August 31, 2000

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Mid Cap Value Fund (the “Fund”). Effective May 1, 1999, the name of Goldman Sachs Mid Cap Equity Fund was changed to Goldman Sachs Mid Cap Value Fund. The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year-end of the Fund from January 31 to August 31. Accordingly, the Statements of Changes in Net Assets, Summary of Share Transactions and Financial Highlights of the Fund include the seven months ended August 31, 1999 and the year ended January 31, 1999.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

B.  Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes where applicable. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

        Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C.  Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income and capital gain distributions, if any, are declared and paid annually.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

        At August 31, 2000, the Fund had approximately $19,761,198 of capital loss carryforward expiring in the period of 2006 through 2008 for federal tax purposes. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

GOLDMAN SACHS MID CAP VALUE FUND

Notes to Financial Statements (continued)
August 31, 2000

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

        At August 31, 2000, the aggregate cost of portfolio securities for federal income tax purposes is $213,221,822. Accordingly, the gross unrealized gain on investments was $28,373,761 and the gross unrealized loss on investments was $17,167,945 resulting in a net unrealized gain of $11,205,816.

D.  Expenses — Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the funds based on a straight-line or pro rata basis depending upon the nature of the expense.

        Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Shareholders of Service Shares bear all expenses and fees paid to service organizations. Each class of shares separately bears its respective class-specific Transfer Agency fees.

E. Deferred Organization Expenses — Organization-related costs are being amortized on a straight-line basis over a period of five years.

F.  Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

        Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

G.  Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

H.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management (“GSAM”), a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 0.75% of the average daily net assets of the Fund.

        The adviser has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs and

GOLDMAN SACHS MID CAP VALUE FUND

3. AGREEMENTS (continued)

other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.10% of the average daily net assets of the Fund. For the year ended August 31, 2000, Goldman Sachs has agreed to reimburse approximately $116,000. In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the year ended August 31, 2000 custodian fees were reduced by approximately $3,000.

        The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.25%, 1.00% and 1.00% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

        Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $58,000 during the year ended August 31, 2000.

        Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

        The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan allows for Service Shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on a annualized basis), of the average daily net asset value of the Service Shares.

As of August 31, 2000, the amounts owed to affiliates were approximately $140,000, $31,000 and $17,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments) for the year ended August 31, 2000, were $179,253,315 and $255,650,399, respectively. For the year ended August 31, 2000, Goldman Sachs earned approximately $13,000 of brokerage commissions from portfolio transactions.

Option Accounting Principles — When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the options written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

        Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases 4.  PORTFOLIO SECURITIES TRANSACTIONS (continued)

upon exercise will be increased by the premium originally paid. At August 31, 2000, there were no open written options contracts.

Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund’s custodian bank an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund daily, depending on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

        The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s hedging strategies and potentially result in a loss. At August 31, 2000, there were no open futures contracts.

5. LINE OF CREDIT FACILITY

Effective May 31, 2000, the Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Prior thereto, the Fund participated in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment. During the year ended August 31, 2000, the Fund did not have any borrowings under any of these facilities.

GOLDMAN SACHS MID CAP VALUE FUND

6. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

        At August 31, 2000, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $18,900,000 in principal amount. At August 31, 2000, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

Repurchase Agreements	Principal Amount	Interest Rate	Maturity Date	Amortized Cost	Maturity Value

ABN/AMRO, Inc.	$ 814,100,000	6.66%	09/01/2000	$ 814,100,000	$ 814,250,608

Banc of America Securities LLC	900,000,000	6.67	09/01/2000	900,000,000	900,166,750

Barclays Capital, Inc.	500,000,000	6.67	09/01/2000	500,000,000	500,092,639

Bear Stearns Companies, Inc.	300,000,000	6.67	09/01/2000	300,000,000	300,055,583

Chase Securities, Inc.	450,000,000	6.67	09/01/2000	450,000,000	450,083,375

Donaldson, Lufkin & Jenrette, Inc.	1,000,000,000	6.67	09/01/2000	1,000,000,000	1,000,185,278

J.P. Morgan & Co., Inc.	800,000,000	6.65	09/01/2000	800,000,000	800,147,778

Morgan Stanley Dean Witter & Co.	750,000,000	6.65	09/01/2000	750,000,000	750,138,542

Morgan Stanley Dean Witter & Co.	300,000,000	6.60	09/01/2000	300,000,000	300,055,000

UBS Warburg LLC	800,000,000	6.65	09/01/2000	800,000,000	800,147,778

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II				$6,614,100,000	$6,615,323,331

7. OTHER MATTERS

As of August 31, 2000, Goldman, Sachs & Co. Employees Profit Sharing Master Trust was the beneficial owner of approximately 66% of the outstanding shares of the Fund.

8. CERTAIN RECLASSIFICATIONS

In accordance with AICPA Statement of Position 93-2, the Fund has reclassified $16,846 from paid-in capital to accumulated net investment loss. This reclassification has no impact on the net asset value of the Fund and is designed to present the Fund’s capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of foreign currency, net operating losses and organization costs.

GOLDMAN SACHS MID CAP VALUE FUND

Notes to Financial Statements (continued)
August 31, 2000

9. CHANGE IN INDEPENDENT ACCOUNTANTS

On October 26, 1999, the Board of Trustees of the Fund, upon the recommendation of the Board’s audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund’s independent accountants to PricewaterhouseCoopers LLP. For the period ended August 31, 1999 and the year ended January 31, 1999, Arthur Andersen LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their reports.

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year Ended August 31, 2000		For the Seven Months Ended August 31, 1999		For the Year Ended January 31, 1999
	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	815,181	$14,319,663	1,367,506	$26,553,720	6,897,312	$143,833,096
Reinvestments of dividends and distributions	16,254	270,462	214,436	4,213,683	198,815	3,620,601
Shares repurchased	(1,527,747)	(26,456,142)	(2,756,189)	(54,358,686)	(7,448,798)	(147,546,061)

	(696,312)	(11,866,017)	(1,174,247)	(23,591,283)	(352,671)	(92,364)

Class B Shares
Shares sold	203,697	3,662,014	232,886	4,652,883	1,238,560	27,854,158
Reinvestments of dividends and distributions	2	31	121,303	2,361,741	82,866	1,503,199
Shares repurchased	(817,446)	(13,980,108)	(675,993)	(12,921,155)	(586,417)	(11,387,076)

	(613,747)	(10,318,063)	(321,804)	(5,906,531)	735,009	17,970,281

Class C Shares
Shares sold	75,788	1,333,632	98,072	2,005,005	499,586	10,988,153
Reinvestments of dividends and distributions	—	—	33,722	656,882	22,110	401,070
Shares repurchased	(322,641)	(5,484,036)	(184,318)	(3,524,952)	(230,071)	(4,500,505)

	(246,853)	(4,150,404)	(52,524)	(863,065)	291,625	6,888,718

Institutional Shares
Shares sold	541,972	9,884,659	348,804	7,246,129	967,052	20,867,072
Reinvestments of dividends and distributions	117,753	1,953,524	821,203	16,169,493	607,168	11,044,402
Shares repurchased	(3,020,832)	(52,215,710)	(1,537,957)	(28,938,741)	(1,801,025)	(35,855,143)

	(2,361,107)	(40,377,527)	(367,950)	(5,523,119)	(226,805)	(3,943,669)

Service Shares
Shares sold	350	6,000	1,188	25,000	15,505	312,050
Reinvestments of dividends and distributions	68	1,125	843	16,467	923	16,722
Shares repurchased	(334)	(5,545)	(7,477)	(138,280)	(978)	(18,683)

	84	1,580	(5,446)	(96,813)	15,450	310,089

NET INCREASE (DECREASE)	(3,917,935)	$(66,710,431)	(1,921,971)	$(35,980,811)	462,608	$ 21,133,055

GOLDMAN SACHS MID CAP VALUE FUND

Goldman Sachs Mid Cap Value Fund — Tax Information (unaudited)

        For the year ended August 31, 2000, 57.01% of the dividends paid from net investment company taxable income by the Mid Cap Value Fund qualify for the dividends received deduction available to corporations.

GOLDMAN SACHS MID CAP VALUE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
		Income from investment operations				Distributions to shareholders

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total income from investment operations	From net investment income	In excess of net investment income	From net realized gains	Total Distributions

FOR THE YEAR ENDED AUGUST 31,

2000 - Class A Shares	$18.42	$0.20	(c)	$1.38	$1.58	$(0.12)	$ —	$ —	$(0.12)
2000 - Class B Shares	18.23	0.06	(c)	1.40	1.46	—	—	—	—
2000 - Class C Shares	18.24	0.06	(c)	1.37	1.43	—	—	—	—
2000 - Institutional Shares	18.45	0.27	(c)	1.36	1.63	(0.22)	—	—	(0.22)
2000 - Service Shares	18.31	0.18	(c)	1.35	1.53	(0.11)	—	—	(0.11)

FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	18.38	0.06		1.71	1.77	—	—	(1.73)	(1.73)
1999 - Class B Shares	18.29	(0.04)		1.71	1.67	—	—	(1.73)	(1.73)
1999 - Class C Shares	18.30	(0.04)		1.71	1.67	—	—	(1.73)	(1.73)
1999 - Institutional Shares	18.37	0.09		1.72	1.81	—	—	(1.73)	(1.73)
1999 - Service Shares	18.29	0.05		1.70	1.75	—	—	(1.73)	(1.73)

FOR THE YEARS ENDED JANUARY 31,

1999 - Class A Shares	21.61	0.10		(2.38)	(2.28)	(0.07)	—	(0.88)	(0.95)
1999 - Class B Shares	21.57	(0.05)		(2.35)	(2.40)	—	—	(0.88)	(0.88)
1999 - Class C Shares	21.59	(0.05)		(2.34)	(2.39)	(0.02)	—	(0.88)	(0.90)
1999 - Institutional Shares	21.65	0.19		(2.38)	(2.19)	(0.21)	—	(0.88)	(1.09)
1999 - Service Shares	21.62	0.03		(2.31)	(2.28)	(0.17)	—	(0.88)	(1.05)

1998 - Class A Shares (commenced August 15, 1997)	23.63	0.09		0.76	0.85	(0.06)	(0.04)	(2.77)	(2.87)
1998 - Class B Shares (commenced August 15, 1997)	23.63	0.06		0.74	0.80	(0.09)	—	(2.77)	(2.86)
1998 - Class C Shares (commenced August 15, 1997)	23.63	0.06		0.76	0.82	(0.09)	—	(2.77)	(2.86)
1998 - Institutional Shares	18.73	0.16		5.66	5.82	(0.13)	—	(2.77)	(2.90)
1998 - Service Shares (commenced July 18, 1997)	23.01	0.09		1.40	1.49	(0.11)	—	(2.77)	(2.88)

1997 - Institutional Shares	15.91	0.24		3.77	4.01	(0.24)	(0.93)	(0.02)	(1.19)

FOR THE PERIOD ENDED JANUARY 31,

1996 - Institutional Shares (commenced August 1, 1995)	15.00	0.13		0.90	1.03	(0.12)	—	—	(0.12)

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on average shares outstanding methodology.
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS MID CAP VALUE FUND

							Ratios assuming no expense reductions

Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$19.88	8.70%	$ 39,142	1.29%		1.11%		1.34%		1.06%		82.92%
19.69	8.01	22,284	2.04		0.35		2.09		0.30		82.92
19.67	7.84	5,720	2.04		0.32		2.09		0.27		82.92
19.86	9.08	158,188	0.89		1.51		0.94		1.46		82.92
19.73	8.48	206	1.39		1.03		1.44		0.98		82.92

18.42	9.04	49,081	1.29	(b)	0.43	(b)	1.37	(b)	0.35	(b)	68.84
18.23	8.53	31,824	2.04	(b)	(0.33	) (b)	2.12	(b)	(0.41	) (b)	68.84
18.24	8.52	9,807	2.04	(b)	(0.34	) (b)	2.12	(b)	(0.42	) (b)	68.84
18.45	9.26	190,549	0.89	(b)	0.79	(b)	0.97	(b)	0.71	(b)	68.84
18.31	8.97	190	1.39	(b)	0.38	(b)	1.47	(b)	0.30	(b)	68.84

18.38	(10.48)	70,578	1.33		0.38		1.41		0.30		92.18
18.29	(11.07)	37,821	1.93		(0.22)		2.01		(0.30)		92.18
18.30	(11.03)	10,800	1.93		(0.22)		2.01		(0.30)		92.18
18.37	(10.07)	196,512	0.87		0.83		0.95		0.75		92.18
18.29	(10.48)	289	1.37		0.32		1.45		0.24		92.18

21.61	3.42	90,588	1.35	(b)	0.33	(b)	1.47	(b)	0.21	(b)	62.60

21.57	3.17	28,743	1.85	(b)	(0.20	) (b)	1.97	(b)	(0.32	) (b)	62.60

21.59	3.27	6,445	1.85	(b)	(0.23	) (b)	1.97	(b)	(0.35	) (b)	62.60
21.65	30.86	236,440	0.85		0.78		0.97		0.66		62.60

21.62	6.30	8	1.35	(b)	0.63	(b)	1.43	(b)	0.51	(b)	62.60

18.73	25.63	145,253	0.85		1.35		0.91		1.29		74.03

15.91	6.89	135,671	0.85	(b)	1.67	(b)	0.98	(b)	1.54	(b)	58.77

GOLDMAN SACHS MID CAP VALUE FUND

Report of Independent Accountants
To the Shareholders and Board of Trustees of
Goldman Sachs Trust — Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Mid Cap Value Fund (“the Fund”), one of the portfolios constituting Goldman Sachs Trust, at August 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets of the Fund for the period ended August 31, 1999 and the year ended January 31, 1999, and the financial highlights for each of the periods ended on or before August 31, 1999, were audited by other independent accountants whose report dated October 8, 1999 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 23, 2000

GOLDMAN SACHS FUND PROFILE

Goldman Sachs Mid Cap Value Fund

An Investment Idea for the Long Term

Historically, stocks have demonstrated greater potential to build wealth over the long term than most other types of investments.

Goldman Sachs Mid Cap Value Fund offers investors access to the benefits associated with equity investing. The Fund seeks long-term capital appreciation, primarily through equity securities of companies with public stock market capitalizations between $300 million and $15 billion at the time of investment.

Target Your Needs

The Goldman Sachs Mid Cap Value Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives or market conditions change, you can exchange shares within Goldman Sachs Funds without any additional charge.* (Please note: in general, greater returns are associated with greater risk.)

For More Information

To learn more about the Goldman Sachs Mid Cap Value Fund and other Goldman Sachs Funds, call your investment professional today.

*The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES
Ashok N. Bakhru, *Chairman*
David B. Ford
Douglas C. Grip
Patrick T. Harker
John P. McNulty
Mary P. McPherson
Alan A. Shuch
William H. Springer
Richard P. Strubel

OFFICERS
Douglas C. Grip, *President*
Jesse H. Cole, *Vice President*
James A. Fitzpatrick, *Vice President*
John M. Perlowski, *Treasurer*
Peter W. Fortner, *Assistant Treasurer*
Philip V. Giuca, Jr., *Assistant Treasurer*
Howard B. Surloff, *Secretary*
Amy E. Belanger, *Assistant Secretary*
Valerie A. Zondorak, *Assistant Secretary*

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT
Investment Adviser

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

The Mid Cap Value Fund's foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.

The Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund's returns consequently may be attributable to its investment in IPOs, which may have a magnified impact due to the Fund's small asset base. As the Fund's assets grow, it is probable that the effect of the Fund's investment in IPOs on its total returns may not be as significant.

Goldman, Sachs & Co. is the distributor of the Fund.

Copyright 2000 Goldman, Sachs & Co. All rights reserved. Date of first use: October 30, 2000 / 00-1383

MIDCAPAR / 12.5K / 10-00